SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                         March 31, 2004 (March 31, 2004)



                                  EQUITEX, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-12374                           84-0905189
--------                            -------                           ----------
(State or other             (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation)


                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940


                   -------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  Other Events

On March 31, 2004, Equitex, Inc. issued a press release announcing the commencement of four lawsuits with iGames Entertainment, Inc. in connection with the termination of the Stock Purchase Agreement between Equitex, Inc. and iGames Entertainment, Inc. and the default by iGames Entertainment, Inc. under a secured promissory note made by iGames Entertainment, Inc. in favor of Chex Services, Inc., a subsidiary of Equitex, Inc. The press release is attached hereto as an exhibit and is incorporated herein in its entirety.

ITEM 7. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 99.1    Press Release dated March 31, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITEX, INC.



Date: March 31, 2004                      By:  /s/ Thomas B. Olson
                                               ---------------------------------
                                               Thomas B. Olson, Secretary